Exhibit 24.1
POWER OF ATTORNEY

Know all persons by these presents, that the undersigned officers and directors of Cabot Microelectronics Corporation, a Delaware corporation, do hereby constitute and appoint H. Carol Bernstein the lawful attorney-in-fact and agent with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission (the “SEC”) in connection with the registration statement (the “Registration Statement”) on Form S-8 of Cabot Microelectronics Corporation relating to the Cabot Microelectronics Corporation 2012 Omnibus Incentive Plan, to be filed with the SEC.  Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to the Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with the Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that said attorney and agent shall do or cause to be done by virtue hereof.  This Power of Attorney may be signed in several counterparts.

SIGNATURE                                                                TITLE                                                      DATE

/s/ William P. Noglows                                                                Chairman of the Board,                                                      March 6, 2012
----------------------------                                                                President and Chief
William P. Noglows                                                                Executive Officer
               (Principal Executive Officer)

/s/ William S. Johnson                                                                Vice President and Chief                                                      March 6, 2012
----------------------------                                                                Financial Officer (Principal
William S. Johnson                                                                      Financial Officer)

/s/ Thomas S. Roman                                                                Corporate Controller                                                               March 6, 2012
---------------------------                                                                (Principal Accounting Officer)
Thomas S. Roman

/s/ Robert J. Birgeneau                                                                Director                                                                                   March 6, 2012
----------------------------
Robert J. Birgeneau

/s/ John P. Frazee, Jr.                                                                  Director                                                                                    March 6, 2012
----------------------------
John P. Frazee, Jr.

/s/ H. Laurance Fuller                                                                  Director                                                                                   March 6, 2012
----------------------------
H. Laurance Fuller

/s/ Barbara A. Klein                                                                    Director                                                                                      March 6, 2012
----------------------------
Barbara A. Klein

/s/ Edward J. Mooney                                                                Director                                                                                     March 6, 2012
----------------------------
Edward J. Mooney

/s/ Steven V. Wilkinson                                                              Director                                                                                   March 6, 2012
----------------------------
Steven V. Wilkinson

/s/ Bailing Xia                                                                               Director                                                                                    March 6, 2012
----------------------------
Bailing Xia